UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    May 8, 2006
                                                          -----------

                           PETMED EXPRESS, INC.
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           (Exact name of registrant as specified in its charter)


         Florida                     000-28827              65-0680967
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida                33069
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  (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code       (954) 979-5995
                                                    -----------------------


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	(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]  Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events


       On May 8, 2006, PetMed Express, Inc. issued a press release stating that it will announce its March 31, 2006 year end financial results and host a conference call to review the results on Monday, May 15, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

           99.1 Press release issued by PetMed Express, Inc. on May 8, 2006



                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PETMED EXPRESS, INC.


Date:  May 9, 2006            By: /s/ Menderes Akdag
                                 -------------------------------------
                                 Menderes Akdag,
                                 Chief Executive Officer and President


                              By: /s/ Bruce S. Rosenbloom
                                 -------------------------------------
                                 Bruce S. Rosenbloom,
                                 Chief Financial Officer



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                              EXHIBIT INDEX

Exhibit No.         Description


99.1	Press release issued by PetMed Express, Inc. on May 8, 2006





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